UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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nVent Electric plc

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Additional Information Regarding the Annual General Meeting of Shareholders of nVent Electric plc
to be Held on Friday, May 15, 2020

The following Notice of Change of Location of Annual General Meeting relates to the proxy statement (the “Proxy Statement”) of nVent Electric plc (the “Company” or “nVent”), dated March 31, 2020, and is furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held on May 15, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 11, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NVENT ELECTRIC PLC

NOTICE OF CHANGE OF LOCATION OF ANNUAL GENERAL MEETING

TO BE HELD ON MAY 15, 2020

Dear Shareholders:

We are providing this notice to shareholders of nVent Electric plc relating to our Annual General Meeting of Shareholders to be held on May 15, 2020 (the “Annual General Meeting”). Due to the public health impact of COVID-19 (coronavirus), to support the health and safety of our shareholders, employees and communities, and in the interest of complying with various public emergency orders and recommendations limiting travel and the conduct of business activity, we are changing the location of the Annual General Meeting, including the location for participation by shareholders in Ireland, as provided below.

We urge shareholders to consider carefully whether to attend the Annual General Meeting in person, taking into account the public health concerns relating to Covid-19 and applicable public emergency orders and recommendations. Under the current circumstances, we encourage shareholders to vote by proxy in advance of the meeting to ensure that your shares are represented at the meeting.

Updated Annual General Meeting Information

Date (unchanged): May 15, 2020
Location: nVent Electric plc’s U.S. management office at 1665 Utica Avenue S., Suite 700, Saint Louis Park, MN 55416 USA
Time (unchanged): 2:00 p.m. London time (8:00 a.m. Central Daylight Time); registration will begin at 1:00 p.m. London time (7:00 a.m. Central Daylight Time)
Participation by shareholders in Ireland: Shareholders in Ireland may participate in the Annual General Meeting by audio link at 9 Nutley Avenue, Ballsbridge, Dublin 4, D04 E2N7, Ireland at 2:00 p.m. local time (Irish Standard Time).

Additional Information
We advise shareholders that we intend to follow an abbreviated meeting format. Among other things, we intend to keep the meeting as brief as possible, we expect only a limited number of representatives of nVent to attend the meeting, we will practice social distancing, and we will not provide any refreshments. Attendees will be asked to wear face coverings and practice social distancing.

We expect that one or more representatives of Deloitte & Touche LLP will be present or available by audio link at the Annual General Meeting.

As described in nVent’s proxy statement dated March 31, 2020, only shareholders of record as of the close of business on March 20, 2020 are entitled to receive notice of and to vote at the Annual General Meeting. Additional information about the meeting, including information about the agenda items for the meeting, how to vote by proxy, and how to change your vote or revoke your proxy, are included in the proxy statement.

In the event that a further change of venue arises due to public health recommendations regarding containment of COVID-19, which may include the closure of or restrictions on access to the meeting venue, we will communicate this to shareholders by an announcement, which will be published on the Investor Relations page of our website at https:///investors.nVent.com/investor-relations. We advise shareholders to monitor the Investor Relations page regularly, as circumstances may change at short notice and we recommend that shareholders keep up-to-date with relevant health authority guidance regarding travel, self-isolation and health and safety precautions.

By Order of the Board of Directors,

Jon Lammers
Corporate Secretary

May 11, 2020

nVent Electric plc Announces Change of Location of Annual General
Meeting of Shareholders to be Held on May 15, 2020

LONDON--(BUSINESS WIRE)—May 11, 2020—nVent Electric plc (NYSE:NVT) today announced that the location of the Annual General Meeting of Shareholders to be held on May 15, 2020 has changed. The meeting will be held at nVent’s U.S. management office at 1665 Utica Ave. S., Suite 700, Saint Louis Park, Minnesota. The meeting will begin at 2:00 p.m. London time (8:00 a.m. Central Daylight Time), and registration will begin at 1:00 p.m. London time (7:00 a.m. Central Daylight Time). The company also provided notice of an alternative location for participation by shareholders in Ireland.

These changes were made due to public health concerns related to the COVID-19 (coronavirus) pandemic. The company also advised shareholders to consider carefully whether to attend the meeting in person, and advised shareholders of the company’s intention to follow an abbreviated meeting format.

Further information regarding the change to the location of the Annual General Meeting and other related changes can be found in the proxy statement supplement filed by nVent with the Securities and Exchange Commission on May 11, 2020, which can be found at https:///investors.nVent.com/financial-information/sec-filings/.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
This press release contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “forecasts,” “should,” “would,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this press release are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include adverse effects on our business operations or financial results, including due to the impact of the COVID-19 pandemic; overall global economic and business conditions impacting our business; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve, including the impacts of tariffs; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, as amended. All forward-looking statements speak only as of the date of this press release. nVent assumes no obligation, and disclaims any obligation, to update the information contained in this press release.

ABOUT NVENT
nVent is a leading global provider of electrical connection and protection solutions. We believe our inventive electrical solutions enable safer systems and ensure a more secure world. We design, manufacture, market, install and service high performance products and solutions that connect and protect some of the world's most sensitive equipment, buildings and critical processes. We offer a comprehensive range of enclosures, electrical connections and fastening and thermal management solutions across industry-leading brands that are recognized globally for quality, reliability and innovation. Our principal office is in London and our management office is in Minneapolis. Our robust portfolio of leading electrical product brands dates back more than 100 years and includes nVent CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER.

nVent, CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER are trademarks owned or licensed by nVent Services GmbH or its affiliates.

Investor Contact
J.C. Weigelt
Vice President, Investor Relations
nVent
763.204.7750
JC.Weigelt@nVent.com

Media Contact
Jill Saletta
Vice President, Communications
nVent
763.203.2880
Jill.Saletta@nVent.com